Janus Investment Fund
Janus Research Core Fund

Supplement dated November 1, 2010
to Currently Effective Prospectuses

The Board of Trustees of Janus Research Core Fund has approved an Agreement and Plan of Reorganization that provides for the merger of Janus Research Core Fund into Janus Growth and Income Fund, a similarly managed fund (the “Merger”). The closing date of the Merger is expected to be on or about January 28, 2011, and is not subject to shareholder approval. After the Merger is completed, Janus Research Core Fund will be liquidated and terminated.

Effective at the close of trading on November 5, 2010, Janus Research Core Fund will be closed to new investors. Until such time as the Merger is implemented, existing shareholders of Janus Research Core Fund may continue to purchase shares of that Fund, unless the Board of Trustees determines to limit future investments to ensure a smooth transition of shareholder accounts or for any other reason. Shareholders of Janus Research Core Fund may redeem their shares or exchange their shares for shares of another Janus fund for which they are eligible to purchase at any time prior to the Merger. Any applicable contingent deferred sales charges (CDSCs) charged by Janus Research Core Fund will be waived for redemptions or exchanges through the date of the Merger. Exchanges by Class A shareholders into Class A Shares of another Janus fund are not subject to any applicable initial sales charge. For shareholders holding shares through an intermediary, check with your intermediary regarding other Janus funds and share classes offered through your intermediary.

Janus Growth and Income Fund has the same or substantially similar investment objective, strategies, policies, and risks as Janus Research Core Fund. The Merger is expected to be tax-free for federal income tax purposes; therefore, Janus Research Core Fund shareholders should not realize a tax gain or loss when the Merger is implemented. The Merger, however, will accelerate distributions, which are taxable, as the tax year for Janus Research Core Fund will end on the date of the Merger.

In connection with the Merger, shareholders of each class of shares of Janus Research Core Fund will receive shares of a corresponding class of Janus Growth and Income Fund approximately equivalent in dollar value to the Janus Research Core Fund shares owned immediately prior to the Merger. Investors who are Janus Research Core Fund shareholders as of October 29, 2010 will receive the prospectus/information statement which includes important information regarding the Merger.

A full description of Janus Growth and Income Fund and the terms of the Merger are contained in the prospectus/information statement. A copy of the prospectus/

information statement will also be available at janus.com/update, or you may request a free copy by calling 1-877-335-2687 (or 1-800-525-3713 if you hold Class D Shares).

This supplement is not an offer to sell or a solicitation of an offer to buy shares of Janus Growth and Income Fund. For important information about fees, expenses, and risk considerations regarding Janus Growth and Income Fund, please refer to the Janus Growth and Income Fund’s prospectus and, when available, the prospectus/information statement relating to the Merger on file with the Securities and Exchange Commission.

Please retain this Supplement with your records.